CONSULTING AGREEMENT

This Consulting Agreement ("Agreement") made as of the lst day of July, 1999, between the undersigned, Joseph Dillon & Company, Inc. (the
"Consultant") and Techdyne, Inc., a Florida corporation (the "Company"), on a non-exclusive basis under the terms and conditions set forth below:


1.   Duties of Consultant.
     --------------------

     (a)  Consulting Services.  Consultant will provide such financial
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     consulting services and advice pertaining to the Company's business affairs as the Company may from time to time reasonably request. Without limiting the generality of the foregoing, Consultant will assist and advise the Company in developing studying and evaluating financing, merger and acquisition proposals, joint ventures, preparation of reports and studies when advisable and assist in negotiations and discussions pertaining thereto.

     (b)  Financing.  Consultant will assist and represent the Company in
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     obtaining both short and long-term financing, when so requested by the
     Company. The Consultant will be entitled to additional compensation under such terms as may be agreed to by the parties.

     (c)  Wall Street Liaison.  Consultant will arrange meetings between
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     representatives of the Company and individuals and financial institu-
     tions in the investment community, such as security analysts, portfolio managers and market makers.

     All of the designated duties and services of the Consultant as set forth in this Section 1 shall be referred to as "Consulting Services."


2.   Term.
     ----

     This Agreement shall commence on the date hereof and shall end on Sep-tember 15, 2000.


3.   Compensation.
     ------------

     As compensation for Consulting Services, the Company shall issue to Consultant, concurrently with the execution of this Agreement, non-qualified stock options ("Options") to purchase 100,000 shares of the Company's common stock, $.01 par value ("Option

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     Shares") exercisable at $3.50 per share expiring on September 15, 2000.


4.   Registration of Option Shares.
     -----------------------------

     (a) The Company agrees that for a period of three (3) years through June 30, 2002, should the Company file a registration statement for the public sale of its securities, it shall notify the Consultant of the filing of the registration statement, and if so requested by the Consultant, the Company shall include in that registration statement such information as may be required to permit a public offering of any of the Consultant's Option Shares then outstanding or otherwise issuable pursuant to Options then remaining exercisable, at the sole expense of the Company, except for fees and expenses of the Consultant's counsel and other advisors and any selling expenses and commissions or under-writing discounts applicable to the offer and sale of the Option Shares by the Consultant pursuant to the registration statement, including any transfer taxes relating to the Option Shares sold. The Consultant shall furnish information reasonably requested by the Company in accor-dance with such registration statement.

     (b) This Section relating to inclusion of particular Option Shares in a registration statement is not applicable to any registration statement by the Company on Forms S-4 or S-8 (including any Form S-3 related to such Form S-8) or any other comparable form.

     (c) Whenever pursuant to this Section 4 a registration statement relating to the Option Shares is filed under the Securities Act, or is amended or supplemented, the Consultant will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supple-ments thereto, and each person, if any, who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabili-ties (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not mis-leading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by the Consultant for use in the

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     preparation thereof; and the Consultant will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as applicable to the Consultant.


5.   Expenses.
     --------

     Consultant shall be responsible for all of its out-of-pocket expenses, including telephone charges, postage, express mail and deliveries, travel, lodging and similar expenses for providing the Consulting Services unless prior written authorization of reimbursement is obtained from the Company. The Company may from time to time require that Consultant arrange for services of others, such as third party work (lay-outs, mark-ups, printing, art, photograph or graphics), for the Company annual reports, interim shareholder reports, product brochures, etc. All costs to Consultant for those services will be paid by the Company but in no event shall Consultant employ others at the expense of the Company without prior written authorization from the Company.


6.   Confidentiality.
     ---------------

     Except in the course of the performance of the Consulting Services, Consultant agrees that it shall not disclose any trade secrets, know how, or other proprietary or confidential information not in the public domain learned as a result of this Agreement unless and until such information becomes generally known.


7.   Assignability.
     -------------

     This Agreement shall not be assignable by any party except to successors to all or substantially all of the business of either party for any reason whatsoever without the prior consent of the other party, which consent may be arbitrarily withheld by the party whose consent is required.


8.   Applicable Law.
     --------------

     This Agreement shall be governed by and construed pursuant to the laws of the State of New Jersey, where it was made and executed without regard to principles of conflict of laws and each party agrees and consents to the exclusive jurisdiction of the courts of the State of New Jersey in any actions or proceedings arising out of this Agreement.

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9.   Amendment.
     ---------

     No amendment or variation of the terms of this Agreement shall be valid unless made in writing and signed by the parties hereto.


10.  Complete Agreement.
     ------------------

     This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties and it may not be modified, changed or altered by any of the parties without a further written contract signed by both parties.

IN WITNESS WHEREOF, the Agreement has been executed by the parties as of the date first written above.

                                       TECDYNE, INC.

                                           /s/ Thomas K. Langbein

                                       By: --------------------------
                                           THOMAS K. LANGBEIN,
                                           Chairman of the Board


                                       JOSEPH DILLON & COMPANY, INC.

                                           /s/ Steven R. Jaloza

                                       By: --------------------------
                                           STEVEN R. JALOZA, CEO